SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2010

ENGLOBAL CORPORATION (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	001-14217 (Commission File Number)	88-0322261 (IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas (Address of principal executive offices)	77060-5914 (Zip Code)

Registrant's telephone number, including area code 281-878-1000

__________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition

On April 7, 2010, the Company issued a press release describing the acquisition of Control Dynamics International Control, LP (“CDI”), a privately-held automation firm based in Houston, TX that specializes in advanced control solutions, primarily for the upstream energy industry.   A copy of the press release is filed as exhibit 99.1 to this current report on form 8-K.

Item 9.01.                      Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit
99.1	Press Release, dated April 7, 2010, of ENGlobal Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation

Date: April 7, 2010	/s/ Natalie S. Hairston Natalie S. Hairston, Vice President - Investor Relations, Chief Governance Officer and Corporate Secretary